                                                                    EXHIBIT 99.2

                               EXCHANGE AGREEMENT

         This Exchange Agreement (this "Agreement") is made and entered into as of March 23, 2004, by and among Cygnus, Inc., a Delaware corporation (the "Company"), and the undersigned Holders (each a "Holder" and collectively, the "Holders").

                                    RECITALS

         WHEREAS, pursuant to a Convertible Debenture and Warrant Purchase Agreement dated June 29, 1999, by and among the Company and the purchasers named therein (as amended, the "Purchase Agreement"), the Company issued its 8.5% Convertible Debentures Due June 29, 2004 (as amended, the "June Debentures"), and its 8.5% Convertible Debentures Due September 29, 2004 (as amended, the "September Debentures" and collectively as amended, the "Convertible Debentures"), to such purchasers named therein (the "Original Holders").

         WHEREAS, pursuant to the terms and conditions of this Agreement, the parties now wish to exchange all outstanding Convertible Debentures for an aggregate amount of $13,750,000 in cash and 2,500,000 shares of common stock of the Company.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises hereunder and for other good and valuable consideration, the adequacy of which is hereby acknowledged by all parties, the parties hereto hereby agree as follows:

         1. Exchange. Subject to the terms and conditions of this Agreement, each Holder shall deliver all of the Convertible Debentures it currently holds in exchange for delivery by the Company of cash and shares of common stock of the Company (the "Shares"), in each such case in the amounts set forth opposite such Holder's name on Exhibit A hereto.

         2. Closing. The exchange of the Convertible Debentures shall take place at the offices of Orrick, Herrington & Sutcliffe LLP, 1000 Marsh Road, Menlo Park, CA 94025 at 10:00 a.m. on March 23, 2004, or at such other time and place as the Company and the Holders mutually agree upon, orally or in writing (the "Closing"). Any party hereto may terminate this Agreement if the Closing does not occur prior to March 31, 2004 through no fault of such party.

         3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Holder that:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

                  (b) All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Shares, when issued to the Holders in accordance with this Agreement, shall be duly and validly issued, fully-paid and nonassessable, free and clear of any liens imposed by or through the Company. This Agreement and the transactions contemplated hereby will not conflict with any term or provision of any of the Company's organizational documents, or of any agreement, order or decree to which it is party or may be subject. The issuance of the Shares hereunder will not be subject to or trigger any preemptive, "poison pill", anti-dilution, "reset" or similar rights on the part of its security holders or third parties.

                  (c) Assuming the accuracy of the representations made by each Holder in paragraph 4(c) below, and delivery of an opinion of counsel by such Holder to the Company to the effect that such Holder is not an "affiliate" of the Company, the certificates representing the Shares delivered to such Holder will not contain any restrictive or other legend.

         4. Representations and Warranties of the Holders. Each Holder hereby represents and warrants, severally and not jointly, on behalf of itself only that:

                  (a) The Holder is a corporation or limited partnership, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

                  (b) All corporate or partnership action, as the case may be, on the part of the Holder, its officers, directors, stockholders and partners necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Holder hereunder and the delivery of the Convertible Debentures has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Holder, shall constitute the valid and legally binding obligation of the Holder, enforceable against the Holder in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  (c) The Holder is the beneficial owner of the Convertible Debentures set forth opposite its name on Exhibit A hereto, and has not transferred any interest in the Convertible Debentures to any third party that is not a party to this Agreement.

                  (d) The Holder has either held the Convertible Debentures owned by it for at least two years, or has acquired such Convertible Debentures from another holder that held for at least two years prior to such transfer, and the Holder otherwise meets the requirements to resell the Shares it will receive in exchange for the Convertible Debentures hereunder pursuant to Rule 144(k) under the Securities Act of 1933, as amended.

         5. Cancellation of Convertible Debentures. At and as of the Closing, the Convertible Debentures shall be cancelled and have no further force or effect.

         6. Cancellation of Warrants. At and as of the Closing, any and all warrants to purchase capital stock of the Company held by any Holder (the "Warrants") shall terminate and be cancelled and shall have no further force or effect.

         7. Termination of Certain Agreements. At and as of the Closing, the Purchase Agreement and the Registration Rights Agreement dated June 29, 1999, by and among the Company and the Original Holders, as amended (the "Registration Rights Agreement"), shall each terminate and be cancelled and shall have no further force or effect.

         8. Termination of Security Interest. At and as of the Closing, any and all security interests granted or to be granted to secure the indebtedness evidenced by the Convertible Debentures shall terminate and be cancelled and shall have no further force or effect. The Company shall bear the entire cost of filing all termination statements and taking such other action as may be necessary to evidence such termination.

         9. Securities Laws. The parties understand and acknowledge that the exchange transaction contemplated herein is intended to qualify under
Section 3(a)(9) of the Securities Act of 1933, as amended, such that the Shares will be covered securities with respect to such transaction under the National Securities Markets Improvements Act of 1996. As a result, the Holders acknowledge that the Company, following the Closing, will either withdraw the resale registration statement on Form S-3 covering resale of the securities that would have been received upon conversion of the Convertible Debentures, or will file a post-effective amendment to such registration statement to deregister such securities.

         10.      Closing Deliverables. At the Closing:

                  (a) the Company shall pay to each Holder, by wire transfer of immediately available funds to the account designated by such Holder, the amount of cash set forth opposite such Holder's name on Exhibit A;

                  (b) the Company shall deliver to each Holder the number of Shares set forth opposite such Holder's name by crediting the Shares to the DTC account designated by such Holder through DTC's Deposit Withdrawal Agent Commission system. Certificates evidencing the Shares shall be free of all restrictive or other legends. The Shares shall be freely tradable upon the issuance thereof, and the Company shall, on or before the Closing Date, notify its transfer agent that the Shares constitute freely tradable securities, and provide each Holder with written evidence of such notification;

                  (c) each Holder shall deliver to the Company for cancellation the manually signed original of any and all Convertible Debentures held by such Holder, as well as any Warrants not previously surrendered to the Company for cancellation; and

                  (d) each Holder shall deliver to the Company an opinion of counsel reasonably acceptable to the Company that, as of the Closing, such Holder is not an "affiliate" of the Company as such term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended.

         11.      Mutual General Release.

                  (a) Effective as of the Closing, each Holder, on behalf of itself, its past and present agents, employees, officers, directors, stockholders, partners, successors, assigns, attorneys, and all subsidiary, parent, affiliated and predecessor companies, and all of its insurers and sureties (with respect to each Holder, a "Holder Group"), jointly and severally, fully and forever release the Company, and its past and present agents, employees, officers, directors, stockholders, successors, assigns, attorneys, and all subsidiary, parent, affiliated and predecessor companies, and all of their insurers and sureties (the "Company Group"), of and from any claim, duty, obligation, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess relating to the issuance and sale of the Convertible Debentures or such Holder's ownership thereof, or arising under, out of or in connection with the Purchase Agreement or the Registration Rights Agreement. Effective as of the Closing, the Company Group, jointly and severally, fully and forever release each Holder Group, of and from any claim, duty, obligation, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess relating to the issuance and sale of the Convertible Debentures or such Holder's ownership thereof, or arising under, out of or in connection with the Purchase Agreement or the Registration Rights Agreement.

                  (b) This release does not extend to any obligations incurred under this Agreement.

                  (c) Waiver of Civil Code Section 1542. The release in paragraph (a) of this section expressly covers all claims or possible claims by the releasing parties, whether the same are known, unknown, or hereafter discovered or ascertained. The releasing parties acknowledge that they have been advised by legal counsel and are familiar with the provisions of California Civil Code Section 1542, which provides as follows:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

The releasing parties, being aware of said Code Section, hereby expressly, knowingly and intentionally waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

         12. Interest Allocation. The Holders hereby waive any rights they may have to receive accrued interest under the Convertible Debentures, and no portion of the cash or Shares exchanged for the Convertible Debentures pursuant to this Agreement shall be deemed to constitute the payment of accrued interest with respect to the Convertible Debentures.

         13. Further Assurances. At and after the Closing, subject to the second sentence of paragraph 8 above, the parties will cooperate and take such further steps and sign such further documents as may be reasonably requested to evidence and reflect the transactions contemplated hereby.

         14. Entire Agreement; Amendment. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

         15. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements executed and to be performed entirely within such State.

         16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         17. Authorization. The parties hereby represent and warrant to each other that the signatories hereto have full power and authority to sign this Agreement for and on behalf of the entities for which they purport to be signing and that their signatures hereto shall be binding and enforceable upon the purported parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.

                                    THE COMPANY:

                                    CYGNUS, INC.

                                    By: /s/ John C Hodgman
                                        ----------------------------------------
                                        John C Hodgman
                                        President and Chief Executive Officer

                                    THE HOLDERS:

                                    DEAM CONVERTIBLE ARBITRAGE FUND, LTD.

                                    By: /s/ Maurice Hryshko
                                        ----------------------------------------
                                        Print Name: Maurice Hryshko
                                        Title: Counsel

                                    HALIFAX FUND, L.P.

                                    By: /s/ Maurice Hryshko
                                        ----------------------------------------
                                        Print Name: Maurice Hryshko
                                        Title: Counsel

                                    GUGGENHEIM CAPITAL MARKETS LLC

                                    By: /s/ Robert Holmen
                                        ----------------------------------------
                                        Print Name: Robert Holmen
                                        Title: CFO

                                    PALLADIN PARTNERS I, L.P.

                                    By: /s/ Maurice Hryshko
                                        ----------------------------------------
                                        Print Name: Maurice Hryshko
                                        Title: Counsel

                                    PALLADIN OVERSEAS FUND LIMITED

                                    By: /s/ Maurice Hryshko
                                        ----------------------------------------
                                        Print Name: Maurice Hryshko
                                        Title: Counsel

                                    EXHIBIT A

                                                                                  CLOSING        CLOSING
               HOLDER                         CONVERTIBLE DEBENTURES                CASH          SHARES
---------------------------------------------------------------------------------------------------------
DEAM CONVERTIBLE ARBITRAGE FUND, LTD.   $ 1,250,000 of June Debentures        $ 1,229,754.38      223,592

                                        $ 270,000 of September Debentures
---------------------------------------------------------------------------------------------------------
HALIFAX FUND, L.P.                      $ 9,750,000 of June Debentures        $ 9,576,584.78    1,741,197

                                        $ 2,090,000 of September Debentures
---------------------------------------------------------------------------------------------------------
GUGGENHEIM CAPITAL MARKETS LLC          $ 1,250,000 of June Debentures        $ 1,229,754.38      223,592

                                        $ 270,000 of September Debentures
---------------------------------------------------------------------------------------------------------
PALLADIN PARTNERS I, L.P.               $ 1,000,000 of June Debentures        $   977,991.25      177,816

                                        $ 210,000 of September Debentures
---------------------------------------------------------------------------------------------------------
PALLADIN OVERSEAS FUND LIMITED          $ 750,000 of June Debentures          $   735,915.21      133,803

                                        $ 160,000 of September Debentures
---------------------------------------------------------------------------------------------------------